UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2010

PepsiCo, Inc.
(Exact name of registrant as specified in charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road Purchase, New York 10577
(Address of principal executive offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

As previously disclosed, on August 3, 2009, (i) PepsiCo, Inc., a North Carolina corporation (the “Company”), The Pepsi Bottling Group, Inc., a Delaware corporation (“PBG”), and Pepsi-Cola Metropolitan Bottling Company, Inc., a New Jersey corporation wholly-owned by the Company (“Metro”), entered into an Agreement and Plan of Merger (the “PBG Merger Agreement”) and (ii) the Company, PepsiAmericas, Inc., a Delaware corporation (“PAS”), and Metro entered into an Agreement and Plan of Merger (the “PAS Merger Agreement”).

The PBG Merger Agreement provides that, upon the terms and subject to the conditions set forth in the PBG Merger Agreement, PBG will be merged with and into Metro (the “PBG Merger”), with Metro continuing as the surviving corporation and a wholly owned subsidiary of the Company.  The PAS Merger Agreement provides that, upon the terms and subject to the conditions set forth in the PAS Merger Agreement, PAS will merge with and into Metro (the “PAS Merger”), with Metro continuing as the surviving corporation and a wholly owned subsidiary of the Company.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Company’s unaudited pro forma condensed combined financial information for the year ended December 27, 2008 and the 36 weeks ended September 5, 2009. This pro forma financial information gives effect to certain pro forma events related to the PBG Merger and the PAS Merger, and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the post-merger combined company.

We also incorporate herein by reference:

(i) the PBG audited consolidated financial statements as of December 27, 2008 and December 29, 2007 and for each of the years in the three-year period ended December 27, 2008, notes thereto, financial statement schedule and the Report of Independent Registered Public Accounting Firm included in Item 7 in Exhibit 99.1 (pages 18 to 47) to PBG’s current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 16, 2009;

(ii) the PBG unaudited condensed consolidated financial statements as of and for the 12 and 36 weeks ended September 5, 2009 and September 6, 2008 and notes thereto included in Part I, Item 1 of PBG’s quarterly report on Form 10-Q for the quarterly period ended September 5, 2009, filed with the SEC on October 9, 2009;

(iii) the PAS audited consolidated financial statements as of January 3, 2009 and December 29, 2007 and for each of the fiscal years in the three-year period ended January 3, 2009, notes thereto and the Report of Independent Registered Public Accounting Firm included in Item 8 in Exhibit 99.1 (pages F-1 to F-39) to PAS’ current report on Form 8-K filed with the SEC on September 18, 2009; and

(iv) the PAS unaudited condensed consolidated financial statements as of and for the quarter and first nine months ended October 3, 2009 and September 27, 2008 included in Part I, Item 1 of PAS’ quarterly report on Form 10-Q for the periods ended October 3, 2009, filed with the SEC on November 6, 2009.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of KPMG LLP

99.1	Unaudited Pro Forma Condensed Combined Financial Information

FORWARD LOOKING STATEMENTS

This current report on Form 8-K and any exhibits to this current report contain statements reflecting our views about our future performance and constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The Reform Act provides a safe harbor for forward-looking statements made by us or on our behalf. We and our representatives may, from time to time, make written or oral forward-looking statements, including statements contained in our filings with the SEC and in our reports to stockholders. Generally, the inclusion of the words “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will” and similar expressions identify statements that constitute forward-looking statements. All statements addressing our future operating performance, and statements addressing events and developments that we expect or anticipate will occur in the future, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in such forward-looking statements. Readers should consider the various factors that may affect our performance, including those discussed in our annual report on Form 10-K for the fiscal year ended December 27, 2008 and in our quarterly report on Form 10-Q for the 36 weeks ended September 5, 2009 under “Risk Factors,” in “Our Business Risks” in Item 7 in Exhibit 99.1 to our current report on Form 8-K filed with the SEC on August 27, 2009 and in Part I, Item 1A of PBG’s annual report on Form 10-K for the fiscal year ended December 27, 2008; Part II, Item 1A of PBG’s quarterly report on Form 10-Q for the quarterly period ended September 5, 2009, filed with the SEC on October 9, 2009; Part I, Item 1A of PAS’ annual report on Form 10-K for the fiscal year ended January 3, 2009 and Part II, Item 1A of PAS’ quarterly report on Form 10-Q for the quarterly period ended October 3, 2009, filed with the SEC on November 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

Date:	January 11, 2010	By:	/s/ Thomas H. Tamoney, Jr.
			Name:	Thomas H. Tamoney, Jr.
			Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP
23.2	Consent of KPMG LLP
99.1	Unaudited Pro Forma Condensed Combined Financial Information